Related Party Information	12 Months Ended
Dec. 31, 2012
Related Party Information [Abstract]
Related Party Information

Note 21: Related Party Information

As of December 31, 2012, the Company’s outstanding capital stock consisted of common shares and common shares B, with each having a par value of €2.25 (U.S. $2.97) per share. As of December 31, 2012, there were 30,469,263 common shares and 211,866,037 common shares B outstanding. At December 31, 2012, CNH had 534 registered holders of record of its common shares in the United States. Registered holders and indirect beneficial owners hold approximately 13% of CNH’s outstanding capital stock. Fiat Netherlands, a wholly owned subsidiary of Fiat Industrial, is the largest single shareholder.

Consequently, at December 31, 2012, Fiat Netherlands controlled all matters submitted to a vote of the Company’s shareholders, including approval of annual dividends, election and removal of its directors and approval of extraordinary business combinations. Fiat Netherlands has the same voting rights as the Company’s other shareholders.

Historically, the Company and its subsidiaries have developed a variety of relationships, and engaged in a number of transactions, with various Fiat Group or Fiat Industrial Group Companies. Following the demerger effected on January 1, 2011, Fiat has no obligation to provide assistance to the Company or its subsidiaries other than pursuant to contractual agreements that have been negotiated between the applicable parties.

In connection with the demerger transaction Fiat and Fiat Industrial entered into a Master Services Agreement (“MSA”) which sets forth the primary terms and conditions pursuant to which the various service provider subsidiaries of such entities provide services (such as purchasing, tax, accounting and other back office services, security and training) to the various service receiving subsidiaries. As structured, the applicable service provider and service receiver subsidiaries become parties to the MSA through the execution of an Opt-In letter which may contain additional terms and conditions. Pursuant to the MSA, service receivers are required to pay to service providers the actual cost of the services plus a negotiated margin. In March 2011, upon review and recommendation of a special committee of independent Board members, the Company’s Board approved the MSA and the applicable related Opt-In letters.

The Company’s outstanding consolidated debt with Fiat Industrial and its subsidiaries was $357 million at December 31, 2012 and $639 million at December 31, 2011. As a result of the demerger, all financing arrangements previously provided by Fiat treasury subsidiaries outstanding as of December 31, 2010 were assigned to Fiat Industrial treasury subsidiaries on January 1, 2011.

As at December 31, 2012, Fiat Industrial guaranteed $892 million of the Company’s debt, of which $830 million relates to BNDES (Brazil). The Company pays Fiat Industrial a guarantee fee of 0.0625% per annum on the average outstanding amount under the guarantees.

Like other companies that are part of multinational groups, the Company participates in a group-wide cash management system with Fiat Industrial. Under this system, operated by Fiat Industrial treasury subsidiaries in a number of jurisdictions, the cash balances of Fiat Industrial and its subsidiaries, including CNH, are aggregated at the end of each business day in central pooling accounts (the Fiat Industrial treasury subsidiaries’ cash management pools). CNH’s positive cash deposits, if any, at the end of each business day may be invested by Fiat Industrial treasury subsidiaries in highly rated, highly liquid money market instruments or bank deposits or applied by Fiat Industrial treasury subsidiaries to meet financial needs of other Fiat Industrial subsidiaries and vice versa. Deposits with Fiat Industrial treasury subsidiaries earn interest at LIBOR plus 0.15%. Interest earned on CNH’s deposits with Fiat Industrial treasury subsidiaries included in finance and interest income was approximately $26 million in 2012 and $31 million in 2011.

As a result of CNH’s participation in Fiat Industrial’s cash management pools, the Company is exposed to Fiat Industrial’s credit risk to the extent that the Fiat Industrial entity in whose name the deposit is pooled is unable to return the funds. In the event of a bankruptcy or insolvency of Fiat Industrial (or any other Fiat Industrial member in the jurisdictions with set off agreements) or in the event of a bankruptcy or insolvency of the Fiat Industrial entity in whose name the deposit is pooled, CNH may be unable to secure the return of such funds to the extent they belong to CNH, and CNH may be viewed as a creditor of such Fiat Industrial entity with respect to such deposits. Because of the affiliated nature of CNH’s relationship with Fiat Industrial, it is possible that CNH’s claims as a creditor could be subordinated to the rights of third party creditors in certain situations.

For material related party transactions involving the purchase of goods and services, the Company generally solicits and evaluates bid proposals prior to entering into any such transactions. CNH’s Audit Committee conducts a review to determine that all related party transactions are on what the Committee believes to be arm’s-length terms.

CNH purchases engines and other components from Fiat Industrial and its subsidiaries as well as Fiat and its subsidiaries, and companies of the Fiat Group provide CNH with administrative services such as accounting and internal audit, cash management, maintenance of plant and equipment, plant, security, research and development, information systems and training. Fiat subsidiaries also provide purchasing services to CNH. CNH may sell certain goods or provide certain services to Fiat and/or its subsidiaries. In addition, the Company enters into hedging arrangements with counterparties that are subsidiaries of Fiat Industrial. The principal purchases of goods from Fiat Industrial subsidiaries and Fiat subsidiaries include engines from Iveco and Fiat Powertrain Technologies, dump trucks from Iveco, robotic equipment and paint systems from Comau, and castings from Teksid. The Company was party to foreign exchange hedges having an aggregate contract value of $4.7 billion and $3.5 billion as of December 31, 2012 and 2011, to which subsidiaries of Fiat Industrial were counterparties.

Fiat provided accounting services to CNH in Europe and Latin America through a subsidiary that uses shared service centers to provide such services to various Fiat companies. Fiat Industrial provided internal audit services at the direction of CNH’s internal audit department in certain locations where the Company believed it is more cost effective to use existing Fiat resources. In 2005 and 2004, CNH purchased network and hardware support from and outsourced a portion of the Company’s information services to, a joint venture that Fiat had formed with IBM. In 2005 Fiat entered into a nine year strategic agreement with IBM under which IBM assumed full ownership of this joint venture as well as the management of a significant part of the information technology needs of members of the Fiat Group, including CNH. Fiat also provided training services through a subsidiary. The Company used a broker that is a subsidiary of Fiat to purchase a portion of its insurance coverage. The Company purchased research and development services from an Italian joint venture set up by Fiat and owned by various Fiat subsidiaries. This joint venture benefits from Italian government incentives granted to promote work in the less developed areas of Italy. A substantial portion of these services continue to be provided to CNH subsidiaries by Fiat through Fiat Industrial under the terms and conditions of the MSA and the applicable Opt-In Letters.

The Company participated in tax sharing agreements with Fiat Industrial and certain of its subsidiaries in the United Kingdom (U.K.) and Italy. CNH’s management believes the terms of these agreements are customary for agreements of this type and are advantageous as tax losses generated in one company can offset income of the other companies within the group. During 2012, 2011 and 2010, CNH derived $15 million, $61 million and $66 million of tax benefit from the tax sharing agreements.

In order to optimize the tax efficiency of the Company, New Holland Tractors and Fiat India Private Limited effectuated an amalgamation as of April 1, 2007 for Indian fiscal and statutory purposes, which was approved by the Delhi and Bombay High Court on September 23, 2008. CNH obtained a fairness opinion from an independent third party financial advisor that documents that the consideration received by the parties to the transaction represent an arm’s-length “value-for-value” exchange.

On October 20, 2011 CNH acquired Fiat Switzerland SA from Fiat for $19 million. As the purchase price approximated the equity of the acquired company, this transaction did not significantly impact the CNH’s financial position.

On December 31, 2011 CNH sold to FPT Industrial S.p.A. its ownership interest (33%) in European Engine Alliance Scrl for $17 million. As this sale represented a transaction between entities under common control, the $11 million gain resulting from the sale was recorded as additional-paid in capital. In connection with the demerger transaction of Fiat and Fiat Industrial, in 2010 CNH sold its ownership interest in several small investments to entities within the Fiat Group. These transactions did not significantly impact CNH’s financial position.

During 2012, CNH entered into a lease agreement with Chrysler Group LLC in which CNH will lease an aircraft to Chrysler Group LLC with an initial term of two years and annual rent of approximately $1.3 million. The Company billed Chrysler Group LLC less than $1 million for rent during the year ended December 31, 2012.

During 2008 CNH entered into a reimbursement agreement with Fiat in connection with the sponsorship contract Fiat signed with the Juventus Football Club S.p.A. The sponsorship contract was for a three year term that expired in 2010 and was not renewed. The Company paid $10 million related to this reimbursement agreement in 2010. The Juventus Football Club S.p.A., in which EXOR S.p.A. has a 60% stake, is listed on the Electronic Share Market of the Italian stock exchange. EXOR is one of the major investment holding companies in Europe. Among other things, EXOR also manages a portfolio that includes investments in Fiat, SGS S.A., and Cushman & Wakefield, Inc. CNH obtains services from SGS, for verification, inspection, control and certification activities and also obtain real estate services from Cushman & Wakefield.

If the goods or services or financing arrangements described above were not available from related parties, the Company would have to obtain them from other sources. The Company can offer no assurance that such alternative sources would provide such goods and services, or would provide them on terms as favorable as those offered by such related parties.

During 2012, Fiat India Private Limited (“FIPL”) lost its Indian Supreme Court case regarding the proper amount of excise duty imposed on the valuation of motor vehicles for the period April 1998 through June 2001. As the successor company of the amalgamation, New Holland Fiat (India) Pvt. Ltd. (“NHFIPL”) is liable for the payment of the $59 million excise duty. Although the Indian Supreme Court did not rule on interest, the Indian Excise Department has demanded interest, which was not quantified in the demand letter (but which could aggregate to as much as approximately $128 million). Since this liability pertains to the period prior to the amalgamation, the indemnification clause in the Merger Agreement signed on February 22, 2008 requires FIAT Group Automobile SpA (“FGA”) to fully reimburse CNH Asian Holdings (or NHFIPL) for this excise duty and any interest related thereto. The Company has recorded the excise duty accrual and related indemnification receivable from FGA within other liabilities and other assets, respectively. The interest would also be indemnified by FGA and, therefore, would not have any net impact to the consolidated statements of operations or cash flows for the Company. As of December 31, 2012 the remaining balance of both excise duty accrual and related indemnification receivable from FGA amounts to $45 million.

The following table summarizes CNH’s sales, purchase, and finance income with Fiat Industrial Group, Fiat Group and joint ventures that are not already separately reflected in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010:

	2012	2011	2010
	(in millions)
Sales to affiliated companies and joint ventures	$350	$309	$204

Purchase of materials, production parts, merchandise and services	$1,882	$1,388	$895

Finance and interest income	$26	$31	$44

As of December 31, 2012 and 2011, CNH had trade payables to affiliated companies and joint ventures of $442 million and $470 million, respectively.